UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________________________________________________
FORM 8-K
__________________________________________________________________________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 28, 2019
________________________________________________________________________
CURO GROUP HOLDINGS CORP.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-38315	90-0934597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3527 North Ridge Road, Wichita, Kansas		67205
(Address of Principal Executive Offices)		(Zip Code)

(316) 772-3801
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
________________________________________________________________________
Check the appropriate box below if the Form8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	CURO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2of the Securities Exchange Act of 1934(§240.12b-2of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01 Other Events

As previously disclosed in the Current Report on Form 8-K filed by CURO Group Holdings Corp. (the “Company”) with the Securities and Exchange Commission on February 25, 2019, the Company deconsolidated CURO Transatlantic Limited and SRC Transatlantic Limited (the “U.K. Subsidiaries”) as of February 25, 2019 as a result of the placement of the management, affairs, business and property of the U.K. Subsidiaries under the direct control of insolvency practitioners of KPMG, administrators for the U.K. Subsidiaries. Accordingly, as of February 25, 2019, the Company began accounting for the U.K. segment of its business as discontinued operations and its reportable segments have been changed from the U.S., Canada and the U.K. to the U.S. and Canada.

The Company is filing this Current Report on Form 8-K (the “Form 8-K”) to present changes to certain historical financial information originally included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 (the “2018 Form 10-K”) and to revise the description of the Company’s business contained in Part I, Item 1 of the 2018 Form 10-K as a result of the discontinued operations. The information included in Exhibit 99.1 to this Form 8-K presents the reclassification of the U.K. segment as discontinued operations and an associated reallocation of certain tax costs to discontinued operations and the related change in the reportable segments of the Company for all periods presented in the 2018 Form 10-K.

As required by applicable accounting standards, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 filed with the SEC on May 6, 2019, and the consolidated financial statements included therein, incorporated these changes for all comparative periods presented.

Item 1 of Part I, Items 6, 7, 7A and 8 of Part II of the 2018 Form 10-K, updated for the reclassification and changes described above, are filed as Exhibit 99.1 to this report and are hereby incorporated by reference.

This Form 8-K does not revise or update any section of the 2018 Form 10-K, including forward-looking statements in Management’s Discussion and Analysis of Financial Condition and Results of Operations in the 2018 Form 10-K, other than as noted above. In order to preserve the nature and character of the disclosures set forth in such items as originally filed in the 2018 Form 10-K, no attempt has been made in the Form 8-K, and it should not be read to modify or update disclosures as presented in the 2018 Form 10-K to reflect events or occurrences after the date of the filing of the 2018 Form 10-K, except for matters relating specifically to the recasting of the presentation described above. Therefore, the Form 8-K (including Exhibit 99.1 hereto) should be read in conjunction with the 2018 Form 10-K and the Company's filings made with the SEC subsequent to the filing of the 2018 Form 10-K, including the Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 and, when filed, the Quarterly Report on Form 10-Q for the quarter ended June 30, 2019.

ITEM 9.01 Financial Statements and Exhibits.

(d). Exhibits

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	2018 Form 10-K Item 1 of Part I, Items 6, 7 and 8 of Part II

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 28 day of June, 2019.

CURO Group Holdings Corp.
By: /s/ Roger Dean______
Roger Dean
Executive Vice President and Chief Financial Officer